UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 29, 2006
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                      000-12992                  84-0845771
(State or other jurisdiction     (Commission File No.)          (IRS Employer
       of incorporation)                                     Identification No.)

             1290 INDUSTRIAL WAY, P.O. BOX 646, ALBANY OREGON 97321
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 7.01             REGULATION FD DISCLOSURE

         On March 29, 2006, the Board of Directors of Synthetech, Inc. ("Synthetech") approved the acceleration of vesting of Synthetech's outstanding stock options with option exercise prices equal to or greater than $0.43. The acceleration will apply to all options outstanding as of March 31, 2006 under all of Synthetech's stock incentive plans which include the 2000 Stock Incentive Plan and 2005 Equity Incentive Plan. Options to purchase 449,708 shares of Synthetech's common stock, or approximately 34% of Synthetech's total outstanding options, with a weighted average exercise price of $1.21 and varying remaining vesting schedules, are expected to be subject to this acceleration and become immediately vested and exercisable as of March 31, 2006. Of these 449,708 options, approximately 241,750 options are held by Synthetech's executive officers and directors. Restricted Stock Awards of 40,500 shares, with 50% vesting on April 1, 2006 and the remaining vesting on April 1, 2007 are also subject to the acceleration and become immediately vested and exercisable as of March 31, 2006. The last sale price for Synthetech's common stock as reported on the Pink Sheets on March 29, 2006, the date of approval of the acceleration by the Board of Directors, was $0.30 per share.

         As a result of this acceleration, Synthetech expects to reduce its exposure to the effects of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (FAS 123R), which requires companies to recognize stock-based compensation expense associated with stock options based on the fair value method. Synthetech currently estimates a reduction in stock-based compensation expense associated with this acceleration and calculated in accordance with Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, of approximately $109,000 for fiscal year 2007, approximately $73,000 for fiscal year 2008, approximately $18,000 for fiscal year 2009 and approximately $8,000 for subsequent fiscal years.





























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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2006

                                   By: /s/ Gary Weber
                                      ------------------------------
                                      Gary Weber
                                      Vice President Finance and Administration,
                                      Chief Financial Officer, Secretary and
                                      Treasurer